                                                                                      Exhibit 99.2

Preliminary
FINANCIAL HIGHLIGHTS
                                                                   Millions of Dollars
                                                        Three Months Ended    Twelve Months Ended
                                                           December 31       December 31
                                                          2003        2002       2003         2002
Revenues
   Sales and other operating revenues*                 $25,830      23,346    104,196       56,748
   Equity in earnings of affiliates                        151         123        542          261
   Other income                                            (19)         56        359          192
                                                      ---------  ----------  ---------   ----------
                                                        25,962      23,525    105,097       57,201
                                                      ---------  ----------  ---------   ----------
Costs and expenses
   Purchased crude oil and products                     16,577      15,126     67,424       37,823
   Production and operating expenses                     1,946       1,696      7,208        4,698
   Selling, general and administrative expenses            565         684      2,166        1,950
   Exploration expenses                                    211         277        601          592
   Depreciation, depletion and amortization                911         884      3,485        2,223
   Property impairments                                     60         151        252          177
   Taxes other than income taxes*                        3,826       3,313     14,679        6,937
   Accretion on discounted liabilities                      38           5        145           22
   Interest and debt expense                               197         219        844          566
   Foreign currency transaction (gains)/losses             (50)         35        (36)          24
   Minority interests and preferred dividend
    requirements
     of capital trusts                                       4          14         20           48
                                                      ---------  ----------  ---------   ----------
                                                        24,285      22,404     96,788       55,060
                                                      ---------  ----------  ---------   ----------
   Income from continuing operations before income
    taxes and subsidiary equity transactions             1,677       1,121      8,309        2,141
   Gain on subsidiary equity transactions                    -           -         28            -
                                                      ---------  ----------  ---------   ----------
   Income from continuing operations before
    income taxes                                         1,677       1,121      8,337        2,141
   Provision for income taxes                              692         563      3,744        1,443
                                                      ---------  ----------  ---------   ----------
   Income from continuing operations                       985         558      4,593          698
   Income (loss) from discontinued operations before
     cumulative effect of changes in accounting
     principles                                             36        (986)       237         (993)
                                                      ---------  ----------  ---------   ----------
   Income (loss) before cumulative effect of changes
     in accounting principles                            1,021        (428)     4,830         (295)
   Cumulative effect of changes in accounting
    principles                                               -           -        (95)           -
                                                      ---------  ----------  ---------   ----------
Net income (Loss)                                       $1,021        (428)     4,735         (295)
                                                      =========  ==========  =========   ==========

Income (loss) per share of common stock
   Basic
     Continuing operations                               $1.45        0.82       6.75         1.45
     Discontinued operations                              0.05       (1.45)      0.35        (2.06)
     Before cumulative effect of changes in accounting
      principles                                          1.50       (0.63)      7.10        (0.61)
     Cumulative effect of changes in accounting
      principles                                             -           -      (0.14)           -
     Net income (loss)                                   $1.50       (0.63)      6.96        (0.61)
   Diluted
     Continuing operations                               $1.43        0.82       6.70         1.44
     Discontinued operations                              0.05       (1.45)      0.35        (2.05)
     Before cumulative effect of changes in accounting
      principles                                          1.48       (0.63)      7.05        (0.61)
     Cumulative effect of changes in accounting
      principles                                             -           -      (0.14)           -
     Net income (loss)                                   $1.48       (0.63)      6.91        (0.61)

Average common shares outstanding (in thousands)
     Basic                                             681,681     678,431    680,490      482,082
     Diluted                                           688,516     681,525    685,195      485,505

  *Includes excise taxes on petroleum products sales:   $3,590       3,093     13,705        6,236

Preliminary
SELECTED FINANCIAL DATA
                                                                Millions of Dollars
                                                    Three Months Ended      Twelve Months Ended
                                                        December 31              December 31
                                                      2003         2002        2003         2002
INCOME/(LOSS) FROM CONTINUING OPERATIONS
  BEFORE ACCOUNTING CHANGE
    E&P
      United States                                   $491          415       2,232        1,156
      International                                    500          393       1,928          593
                                                 ----------  -----------  ----------  -----------
         Total E&P                                     991          808       4,160        1,749
                                                 ----------  -----------  ----------  -----------
    Midstream                                           43           20         130           55
                                                 ----------  -----------  ----------  -----------
    R&M
      United States                                    176          113       1,115          138
      International                                     26           (8)        282            5
                                                 ----------  -----------  ----------  -----------
         Total R&M                                     202          105       1,397          143
                                                 ----------  -----------  ----------  -----------
   Chemicals                                            11          (13)          7          (14)
   Emerging Businesses                                 (24)         (40)        (99)        (310)
   Corporate and other                                (238)        (322)     (1,002)        (925)
                                                 ----------  -----------  ----------  -----------
   Consolidated                                       $985          558       4,593          698
                                                 ==========  ===========  ==========  ===========

CUMULATIVE EFFECT OF ACCOUNTING CHANGES
    E&P
      United States                                     $-            -         142            -
      International                                      -            -           -            -
                                                 ----------  -----------  ----------  -----------
         Total E&P                                       -            -         142            -
                                                 ----------  -----------  ----------  -----------
   Midstream                                             -            -           -            -
                                                 ----------  -----------  ----------  -----------
   R&M
      United States                                      -            -        (125)           -
      International                                      -            -           -            -
                                                 ----------  -----------  ----------  -----------
         Total R&M                                       -            -        (125)           -
                                                 ----------  -----------  ----------  -----------
   Chemicals                                             -            -           -            -
   Emerging Businesses                                   -            -           -
   Corporate and other                                   -            -        (112)           -
                                                 ----------  -----------  ----------  -----------
   Consolidated                                         $-            -         (95)           -
                                                 ==========  ===========  ==========  ===========

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                                  36         (986)        237         (993)

SUMMARY OF NET INCOME/(LOSS)
   E&P
      United States                                   $491          415       2,374        1,156
      International                                    500          393       1,928          593
                                                 ----------  -----------  ----------  -----------
         Total E&P                                     991          808       4,302        1,749
                                                 ----------  -----------  ----------  -----------
   Midstream                                            43           20         130           55
                                                 ----------  -----------  ----------  -----------
   R&M
      United States                                    176          113         990          138
      International                                     26           (8)        282            5
                                                 ----------  -----------  ----------  -----------
         Total R&M                                     202          105       1,272          143
                                                 ----------  -----------  ----------  -----------
   Chemicals                                            11          (13)          7          (14)
   Emerging Businesses                                 (24)         (40)        (99)        (310)
   Corporate and other                                (202)      (1,308)       (877)      (1,918)
                                                 ----------  -----------  ----------  -----------
Net income/(loss)                                   $1,021         (428)      4,735         (295)
                                                 ==========  ===========  ==========  ===========


Preliminary
SELECTED FINANCIAL DATA
                                                   Three Months Ended      Twelve Months Ended
                                                       December 31              December 31
                                                    2003         2002        2003         2002
INCOME/(LOSS) FROM CONTINUING
   OPERATIONS
      Effective tax rate %                          41.3   %     50.2        44.9         67.4

                                                 Millions of Dollars
FOREIGN CURRENCY GAINS/(LOSSES)
   AFTER-TAX
      E&P                                           $(22)         (23)        (50)         (34)
      Midstream                                        -            -           -            -
      R&M                                             14            1          18            9
      Chemicals                                        -            -           -            -
      Emerging Businesses                              -            -          (1)           -
      Corporate and other                             46            8          67           21
                                               ----------   ----------  ----------   ----------
                                                     $38          (14)         34           (4)
                                               ==========   ==========  ==========   ==========

CASH FLOWS FROM OPERATING ACTIVITIES
   Income (loss) from continuing operations         $985          558       4,593          698
   Depreciation, depletion and amortization          911          884       3,485        2,223
   Property impairments                               60          151         252          177
   Dry hole costs and leasehold impairment           131          146         300          307
   Accretion on discounted liabilities                38            5         145           22
   In-process research and development                 -            -           -          246
   Deferred taxes                                     84           97         417          142
   Undistributed equity earnings                     132           46         (59)          18
   Net (gain)/loss on asset dispositions              15          (15)       (211)          (7)
   Other                                            (264)        (109)       (390)         (32)
   Working capital changes                           (79)         146         624          982
                                               ----------   ----------  ----------   ----------
   Net cash provided by continuing operations      2,013        1,909       9,156        4,776
   Net cash provided by discontinued operations        8           84         189          202
                                               ----------   ----------  ----------   ----------
   Net cash provided by operating activities      $2,021        1,993       9,345        4,978
                                               ==========   ==========  ==========   ==========

CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                                 $358          449       1,418        1,204
      International                                  851          894       3,079        2,072
                                               ----------   ----------  ----------   ----------
                                                   1,209        1,343       4,497        3,276
   Midstream                                           4            3          10            5
   R&M                                               429          415       1,179          840
   Chemicals                                           -           31           -           60
   Emerging Businesses                                60           87         284          122
   Corporate and other*                               71           30         188           85
                                               ----------   ----------  ----------   ----------
                                                  $1,773        1,909       6,158        4,388
                                               ==========   ==========  ==========   ==========
*Excludes discontinued operations

OTHER
                                                 At December 31, 2003    At December 31, 2002
   Total debt                                         $17,780                   19,766
   Common stockholders' equity                        $34,366                   29,517

Preliminary
OPERATING HIGHLIGHTS
                 BY SEGMENT

                                                Three Months Ended         Twelve Months Ended
                                                     December 31                December 31
                                                  2003        2002           2003        2002
                                                         Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                   318         323            325         331
          Lower 48                                  50          58             54          40
                                            ----------- -----------    -----------  ----------
                                                   368         381            379         371
      Norway                                       205         233            213         157
      United Kingdom                                72          86             77          39
      Canada                                        28          37             30          13
      Nigeria                                       35          38             37          29
      China                                         28          11             26          12
      Indonesia                                     10          13             16           5
      Other                                         60          55             54          21
                                            ----------- -----------    -----------  ----------
      Total consolidated                           806         854            832         647
      Equity affiliates                            116          87            102          35
                                            ----------- -----------    -----------  ----------
         Total Worldwide                           922         941            934         682
                                            =========== ===========    ===========  ==========

   Syncrude                                         18          22             19           8
                                            =========== ===========    ===========  ==========

   Natural gas liquids produced
      United States
          Alaska*                                   24          24             23          24
          Lower 48                                  27          21             25           8
                                            ----------- -----------    -----------  ----------
                                                    51          45             48          32
      Norway                                         8           7              7           6
      Canada                                        10          14             10           4
      Other                                          3           4              4           4
                                            ----------- -----------    -----------  ----------
         Total Worldwide                            72          70             69          46
                                            =========== ===========    ===========  ==========

*Includes reinjected volumes sold lease-to-lease:   16          15             15          14


                                                       Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                   205         186            184         175
          Lower 48                               1,264       1,362          1,295         928
                                            ----------- -----------    -----------  ----------
                                                 1,469       1,548          1,479       1,103
      Norway                                       307         232            275         171
      United Kingdom                               954         975            940         424
      Canada                                       431         442            435         165
      Indonesia                                    275         220            255          72
      Other                                        145         112            126         108
                                            ----------- -----------    -----------  ----------
      Total consolidated                         3,581       3,529          3,510       2,043
      Equity affiliates                             12          13             12           4
                                            ----------- -----------    -----------  ----------
         Total Worldwide                         3,593       3,542          3,522       2,047
                                            =========== ===========    ===========  ==========

*Represents quantities available for sale.  Excludes gas equivalent of NGL shown above.

   Liquefied natural gas sales                     140         128            121         122

Preliminary
OPERATING HIGHLIGHTS
                                                Three Months Ended          Twelve Months Ended
                                                    December 31                  December 31
                                                 2003          2002           2003          2002
E&P (continued)
                                                                    Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                             $28.51         26.43          28.87         23.75
            Lower 48                            28.02         26.00          28.76         24.48
               Total U.S.                       28.45         26.36          28.85         23.83
         International                          28.42         25.93          28.27         25.14
         Total consolidated                     28.43         26.12          28.54         24.38
         Equity affiliates                      17.86         17.50          18.58         18.41
            Total Worldwide                     27.24         25.31          27.47         24.07
      Natural gas--lease (per MCF)
         United States
            Alaska                               1.88          1.95           1.76          1.85
            Lower 48                             4.27          3.43           4.76          2.79
               Total U.S.                        4.13          3.38           4.62          2.75
         International                           4.03          3.20           3.71          2.79
         Total consolidated                      4.07          3.27           4.07          2.77
         Equity affiliates                       3.96          3.00           4.44          2.71
            Total Worldwide                      4.07          3.27           4.07          2.77

Midstream
                                                         Thousands of Barrels Daily

   Natural gas liquids extracted
      Consolidated
         United States                             54            56             52            19
         International                             50            45             45            15
      Equity affiliates
         United States*                           110           119            111           119
         International                             11            10             11             3
                                            ----------   -----------     ----------   -----------
                                                  225           230            219           156
                                            ==========   ===========     ==========   ===========

*Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

                                                                  Per Barrel
U.S. product prices
Weighted average NGL**
    Consolidated                               $23.14         19.24          22.67         19.07
    DEFS                                        22.76         18.95          22.12         15.92

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural-gas-liquids component and location mix.



Preliminary
OPERATING HIGHLIGHTS
                                                Three Months Ended               Twelve Months Ended
                                                    December 31                       December 31
                                                 2003          2002           2003                   2002
                                                            Thousands of Barrels Daily
R&M
  United States
    Crude oil capacity                          2,168         2,166          2,168                  1,829
    Crude oil runs                              2,074         2,004          2,074                  1,661
    Refinery production                         2,270         2,279          2,301                  1,847

  International*
    Crude oil capacity                            442           440            442                    195
    Crude oil runs                                381           307            385                    152
    Refinery production                           395           348            412                    164

  U.S. Petroleum products outside sales
     Automotive gasoline                        1,365         1,478          1,369                  1,230
     Distillates                                  530           692            575                    502
     Aviation fuels                               193           172            180                    185
     Other products                               474           403            492                    372
                                            ----------   -----------     ----------   --------------------
                                                2,562         2,745          2,616                  2,289
  International                                   403           340            430                    162
                                            ----------   -----------     ----------   --------------------
                                                2,965         3,085          3,046                  2,451
                                            ==========   ===========     ==========   ====================

                                              Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale              $1.00          0.92           1.05                   0.96
     Automotive gasoline-retail                  1.25          1.02           1.35                   1.03
     Distillates-wholesale                       0.92          0.86           0.92                   0.77


     *Includes ConocoPhillips' share of equity affiliates.

   **Excludes excise taxes.